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Exhibit 10.02

ABN AMRO Incorporated

Futures
Client Account
Agreement

Account Title:  Campbell Fund Trust

Account Number:  84500

Account Representative:

Introducing Brokerage Firm (If Applicable):

Approved by ABN AMRO Incorporated (Authorized Officer):

Thomas A. Kloet

Date:    12-11-98

INSTRUCTIONS

As required by regulation, the following forms in this booklet must be properly completed, signed and approved before an account can be opened with or carried by ABN AMRO Incorporated.

Please sign the following documents that correspond to the type of account that is being opened. Note that the documents must be completed in full, signed and dated in the appropriate spaces.

Individual account	Page

Account Application	6-7
Client Agreement	8-14
Signature	12
Arbitration Agreement	14
Taxpayer Identification Form	15
Acknowledgement of Receipt of Required Disclosures	5,16
Authorization to Transfer Client Funds	16
Acknowledgement by Client(s) of Introducing Brokers (If applicable)	18
Cross Trade Consent Agreement	18
Subordination Agreement	18-19
Risk Disclosure Statement	4-5

Joint Account

Account Application	6-7
Client Agreement	8-14
Signature	12
Arbitration Agreement	14
Taxpayer Identification Form	15
Acknowledgement of Receipt of Required Disclosures	5,16
Authorization to Transfer Client Funds	16
Acknowledgement by Client(s) of Introducing Brokers (If applicable)	18
Cross Trade Consent Agreement	18
Subordination Agreement	18-19
Risk Disclosure Statement	4-5

Partnership Account A General Partnership must sign the following:

Account Application	6-7
Client Agreement	8-14
Signature	12
Arbitration Agreement	14
Taxpayer Identification Form	15
Acknowledgement of Receipt of Required Disclosures	5,16
Authorization to Transfer Client Funds	16
Acknowledgement by Client(s) of Introducing Brokers (If applicable)	18
Cross Trade Consent Agreement	18
Subordination Agreement	18-19
Risk Disclosure Statement	4-5

Please provide a copy of the Partnership Agreement.

Corporate Account

Account Application	6-7
Client Agreement	8-14
Signature	13
Corporate Resolution	13
Arbitration Agreement	14
Taxpayer Identification Form	15
Acknowledgement of Receipt of Required Disclosures	5,16
Authorization to Transfer Client Funds	16
Acknowledgement by Client(s) of Introducing Brokers (If applicable)	18
Cross Trade Consent Agreement	18
Subordination Agreement	18-19
Risk Disclosure Statement	4-5

Please provide a list of authorized traders.

Trust Account

Account Application	6-7
Client Agreement	8-14
Signature	12
Arbitration Agreement	14
Taxpayer Identification Form	15
Acknowledgement of Receipt of Required Disclosures	5,16
Authorization to Transfer Client Funds	16
Acknowledgement by Client(s) of Introducing Brokers (If applicable)	18
Cross Trade Consent Agreement	18-19
Subordination Agreement	4-5
Risk Disclosure Statement

Please provide a copy of the Trust Agreement

Hedge Account

Please complete and sign all documents under the appropriate heading for the type of account you wish to open. In addition, please sign the following:

Hedge Account Agreement and Client Information	16

Discretionary or Managed Accounts

Please complete and sign all documents under the appropriate heading for the type of account you wish to open. In addition, please sign the following:

Limited Trading Authorization	17

Also, include a copy of the acknowledgement of receipt of current Disclosure Document.

Accounts Utilizing Electronic Trading Systems

Please complete and sign all documents under the appropriate heading for the type of account you wish to open. In addition, please sign the following:

Acknowledgement of Receipt of Risk Disclosures for Electronic Trading	19

Table of Contents	Page
Account Application	6-7
Signature	7
Client Agreement:	8-14
Signatures:
Individual Account	12
Joint Account	12
Personal Trust; Keogh Plan; Pension or Profit Sharing Trust or Plan	12
Corporate Account	13
Corporate Resolution	13
Partnership Account (General or Limited)	14
Arbitration Agreement	14
Taxpayer Identification Form	15
Acknowledgment of Receipt of Required Disclosures	5
Hedge Account Agreement and Client Instructions	16
Authorization to Transfer Client Funds	16
Limited Trading Authorization	17
Acknowledgment by Client(s) of Introducing Brokers	18
Cross Trade Consent Agreement	18
Subordination Agreement	18-19
Acknowledgment of Receipt of Risk Disclosures for Electronic Trading	19
Authorization to Receive Statements Electronically	20

RISK DISCLOSURE STATEMENT FOR FUTURES AND OPTIONS

This brief statement does not disclose all of the risks and other significant aspects of trading in futures and options. In light of the risks, you should undertake such transactions only if you understand the nature of the contracts (and contractual relationships) into which you are entering and the extent of your exposure to risk. Trading in futures and options is not suitable for many members of the public. You should carefully consider whether trading is appropriate for you in light of your experience, objectives, financial resources and other relevant circumstances.

Futures

1.	Effect of “Leverage” or “Gearing”

Transactions in futures carry a high degree of risk. The amount of initial margin is small relative to the value of the futures contract so that transactions are “leveraged” or “geared.” A relatively small market movement will have a proportionately larger impact on the funds you have deposited or will have to deposit: this may work against you as well as for you. You may sustain a total loss of initial margin funds and any additional funds deposited with the firm to maintain your position. If the market moves against your position or margin levels are increased, you may be called upon to pay substantial additional funds on short notice to maintain your position. If you fail to comply with a request for additional funds within the time prescribed, your position may be liquidated at a loss and you will be liable for any resulting deficit.

2.	Risk-reducing orders or strategies

The placing of certain orders (e.g. “stop-loss” orders, where permitted under local law, or “stop-limit” orders) which are intended to limit losses to certain amounts may not be effective because market conditions may make it impossible to execute such orders. Strategies using combinations of positions, such as “spread” and “straddle” positions may be as risky as taking simple “long” or “short” positions.

Options

3.	Variable degree of risk

Transactions in options carry a high degree of risk. Purchasers and sellers of options should familiarize themselves with the type of option (i.e. put or call) which they contemplate trading and the associated risks. You should calculate the extent to which the value of the options must increase for your position to become profitable, taking into account the premium and all transaction costs. The purchaser of options may offset or exercise the options or allow the options to expire. The exercise of an option results either in a cash settlement or in the purchaser acquiring or delivering the underlying interest. If the option is on a future, the purchaser will acquire a futures position with associated liabilities for margin (see the section on Futures above). If the purchased options expire worthless, you will suffer a total loss of your investment which will consist of the option premium plus transaction costs. If you are contemplating purchasing deep-out-of-the-money options, your should be aware that the chance of such options becoming profitable ordinarily is remote.

Selling (“writing” or “granting”) an option generally entails considerably greater risk than purchasing options. Although the premium received by the seller is fixed, the seller may sustain a loss well in excess of that amount. The seller will be liable for additional margin to maintain the position if the market moves unfavorably. The seller will also be exposed to the risk of the purchaser exercising the option and the seller will be obligated to either settle the option in cash or acquire or deliver the underlying interest. If the option is on a future, the seller will acquire a position in a future with associated liabilities for margin (see the section on Futures above). If the option is “covered” by the seller holding a corresponding position in the underlying interest or a future or another option, the risk may be reduced. If the option is not covered, the risk of loss can be unlimited.

Certain exchanges in some jurisdictions permit deferred payment of the option premium, exposing the purchaser to liability for margin payments not exceeding the amount of the premium. The purchaser is still subject to the risk of losing the premium and transaction costs. When the option is exercised or expires, the purchase is responsible for any unpaid premium outstanding at that time.

Additional risks common to futures and options

4.	Terms and conditions of contracts

You should ask the firm with which you deal about the terms and conditions of the specific futures or options which you are trading and associated obligations (e.g. the circumstances under which you may become obligated to make or take delivery of the underlying interest of a future contract and, in respect of options, expiration dates and restrictions on the time for exercise). Under certain circumstances the specifications of outstanding contracts (including the exercise price of an option) may be modified by the exchange or clearing house to reflect changes in the underlying interest.

5.	Suspension or restriction of trading and pricing relationships

Market conditions (e.g. illiquidity) and/or the operation of the rules of certain markets (e.g. the suspension of trading in any contract or contract month because of price limits or “circuit breakers”) may increase the risk of loss by making it difficult or impossible to effect transactions or liquidate/offset positions. If you have sold options, this may increase the risk of loss.

Further, normal pricing relationships between the underlying interest and the future, and the underlying interest and the option may not exist. This can occur when, for example, the futures contract underlying the option is subject to price limits while the option is not. The absence of an underlying reference price may make it difficult to judge “fair” value.

6.	Deposited cash and property

You should familiarize yourself with the protections accorded money or other property you deposit for domestic and foreign transactions, particularly in the event of a firm insolvency or bankruptcy. The extent to which you may recover your money or property may be governed by specific legislation or local rules. In some jurisdictions, property which had been specifically identifiable as your own will be prorated in the same manner as cash for purposes of distribution in the event of a shortfall.

7.	Commission and other charges

Before you begin a trade, you should obtain a clear explanation of all commission, fees and other charges for which you will be liable. These charges will affect your net profit (if any) or increase your loss.

8.	Transaction in other jurisdictions

Transactions on markets in other jurisdictions, including markets formally linked to a domestic market, may expose you to additional risk. Such markets may be subject to regulation which may offer different or diminished investor protection. Before you trade, you should inquire about any rules relevant to your particular transactions. Your local regulatory authority will be unable to compel the enforcement of the rules of regulatory authorities or markets in other jurisdictions where your transactions have been effected. You should ask the firm with which you deal for details about the types of redress available in both your home jurisdiction and other relevant jurisdictions before you start to trade.

9.	Currency risks

The profit or loss in transactions in foreign currency-denominated contracts (whether they are traded in your own or another jurisdiction) will be affected by fluctuations in currency rates where there is a need to convert from the currency denomination of the contract to another currency.

10.	Trading facilities

Most open-outcry and electronic trading facilities are supported by computer-based component systems for the order-routing, execution, matching, registration or clearing of trades. As with all facilities and systems, they are vulnerable to temporary disruption or failure. Your ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house and/or member firms. Such limits may vary; you should ask the firm with which you deal for details in this respect.

11.	Electronic trading

Trading on an electronic trading system may differ not only from trading in an open-outcry market but also from trading on other electronic trading systems. If you undertake transactions on an electronic system, you will be exposed to risks associated with the system including the failure of hardware and software. The result of any system failure may be that your order is either not executed according to your instructions or is not executed at all.

12.	Off-exchange transactions

In some jurisdiction, and only then in restricted circumstances, firms are permitted to effect off-exchange transactions. The firm with which you deal may be acting as your counterparty to the transaction. It may be difficult or impossible to liquidate an existing position, to assess the value, to determine a fair price or to assess the exposure to risk. For these reasons, these transactions may involve increased risks. Off-exchange transactions may be less regulated or subject to a separate regulatory regime. Before you undertake such transactions, you should familiarize yourself with applicable rules and attendant risks.

Client hereby acknowledges that it has received, read and understands the above disclosure statement prescribed by the Commodity Futures Trading Commission.

/s/ Theresa D. Livesey
Signature	Signature

Theresa D. Livesey Chief Financial Officer Campbell & Company, Inc., Managing Operator
Print Name	Print Name

9/15/98
Date	Date

If a partnership, all general partners must sign. Attach additional page if necessary.

Account Application	—	Please Note: Page 5 Risk Disclosures must be signed in order to open an account.

The Undersigned is providing the following information for the purpose of opening one or more accounts at ABN AMRO Incorporated.

Type of Account Requested:	☐	Individual	☐	Sole Proprietorship	☐	Joint Account	☐	Partnership
	☑	Commodity Pool	☐	Corporate	☐	Trust/Plan	☐	Limited Liability Company

General Information	—	Please Print or type:

Campbell Fund Trust
	Full name	Date of birth

	210 W. Pennsylvania Ave #770	Jan, 1972
	Residence address	Date of formation

	Baltimore, MD 21204	Commodity Pool
	City, State, Zip, Country	Nature of business

	410-296-3301	410-296-3311
Residence phone	Business phone	Fax number

Mailing address for notice and account statements (if different from above)

Citizenship:	☑	U.S.	☐	Other

Employment Information

Name of employer	Employer’s business address

Occupation	Position held	Years there

Second Party Information	—	Please print or type:

Full name		Date of birth

Residence address		Date of formation

City, State, Zip, Country		Nature of business

Residence phone	Business phone	Fax number

Mailing address for notice and account statements (if different from above)

Citizenship:	☐	U.S.	☐	Other

Employment Information

Name of employer	Employer’s business address

Occupation	Position held	Years there

Bank References

Mercantile Safe Deposit and Trust	Nick Richardson
Name of bank/branch	Bank officer

Two Hopkins Plaza Baltimore MD 21203	410-237-5621
Address of bank	Telephone number

Type of account(s)
☑	Checking	☐	Savings	☐	Other	603459-4 Account number(s)	Account number(s)

Commodity Trading Information

Type of trading account requested:	☐	Speculative	☐	Hedging (Complete Hedge Account Agreement form on page 16.)
	☑	Futures	☑	Cash / Forward

Does any person or entity, other than the Undersigned or its employees, control, manage or direct the trading in this account?	☑	Yes	☐	No
If yes, name such person/entity, state their relationship to the Undersigned and complete the Limited Trading Authorization on page 17.
Campbell & Company, Inc.

Name and relationship
If yes, is such person registered as a Commodity Trading Advisor?	☑	Yes	☐	No
If yes, attach acknowledgment of receipt of current Disclosure Document.
If no, attach appropriate exemptive letter.
Is Client an employee of any commodity exchange, securities exchange, self regulatory organization, securities or commodities firm or other financial institution?	☐	Yes	☑	No
If yes, attach letter of authorization to maintain account and name the exchange or firm:

Does any person or entity other than the client(s) identified on page 6 have a financial interest in this account?	☐	Yes	☑	No
Does Client own or lease an exchange membership? ☐ Own ☐ Lease ☒ Not Applicable
If yes, please specify type of membership and exchange:

Does Client have an interest in any other account at ABN AMRO Incorporated?	☐	Yes	☑	No
If yes, indicate name and account number:

Has Client previously traded commodity futures: ☑ Yes ☐ No Has Client previously traded securities?	☐	Yes	☑	No

If yes to either of the above, complete the following information:

Chicago Corp.

Name of firm.	No. Yrs. traded	Futures/Securities	Open/Closed

Name of firm.	No. Yrs. traded	Futures/Securities	Open/Closed

Confidential Financial Statement

Must be completed by all non-corporate customers—corporate accounts must submit copies of their financial statements, preferably audited:

The Undersigned makes the following representations regarding net worth as of the following date: 6-30-98

Assets			Liabilities
Cash and Cash Equivalent		$2,952,143	Notes Payable Secured		$0

Readily Marketable Securities			Notes Payable Unsecured

Real Estate			Mortgages

Other Assets			Other

Total Assets	$		Total Liabilities	$

Annual Income	$		Net Worth	$

Please list any other contingent liabilities (i.e. obligations as co-signer, guarantor or known litigation exposure):

The Undersigned represents that the foregoing is true and correct. In the event of any material change in the information set forth herein, the undersigned agrees to notify ABN AMRO Incorporated immediately in writing.

Signature:	/s/ Theresa D. Livesey 9/15/98	Signature:

Print Name:	THERESA D. LIVESEY CHIEF FINANCIAL OFFICER CAMPBELL & COMPANY, INC., Managing Operator	Print Name:

Date:		Date:

Client Agreement

ABN AMRO Incorporated (“AAI”) agrees to carry one or more accounts for the undersigned (“Client”) and provide services to Client in connection with the purchase and sale of cash commodities (including financial instruments), options on cash commodities, commodity futures contracts, options on futures contracts, forward or leverage contracts, exchange of futures for physicals and any similar instruments which may be purchased or sold by or through AAI for Client’s account(s) (collectively referred to as “futures contracts”). In consideration thereof, Client agrees as follows:

1. AUTHORIZATIONS AND REPRESENTATIONS. AAI is authorized to purchase or sell futures contracts for Client’s account(s) in accordance with Client’s oral or written instructions. Client hereby waives any defense that any such instructions were not in writing as may be required by any law, rule, or regulation. In any such transaction, AAI may act as agent or principal, as may be limited by law, rule or regulation. AAI is also authorized in its discretion, to employ clearing members, carrying brokers and floor brokers as Client’s agents in connection with the execution, carrying, clearance, delivery and settlement of any such purchases and sales of futures contracts. All contracts and transactions entered into after the close of The Chicago Mercantile Exchange, Chicago Board of Trade or other applicable futures exchange’s normal business hours may be considered next business day activity.

At all times and during the term of this Agreement, Client represents and warrants that Client is duly authorized and empowered to execute and deliver this Agreement and to effect purchases and sales of futures contracts through AAI in one or more accounts. Further, this Agreement constitutes the legal, valid and binding obligation of Client and is enforceable against Client in accordance with its terms. Client represents and warrants that, in connection with any exchange of futures for physical (EFP) transaction: (a) If Client is the seller of the cash contract(s) then Client is the buyer of the futures contract(s) being exchanged in the EFP, and Client has an ownership interest in the contract(s) sufficient to allow the delivery in satisfaction of Client’s obligations resulting from the execution of the EFP; and, (b) if Client is the buyer of the cash contract(s) then Client is the seller of the futures contract(s) being exchanged in the EFP.

Client further represents that: (a) the individuals whose signatures are stated below are of sound mind, legal age and legal competence; (b) no person or entity other than Client has or will have an interest in Client’s account(s); (c) regardless of any subsequent determination to the contrary, Client is suitable to trade futures contracts; and (d) all information provided in the Client Account Application portion of this booklet is true, correct and complete as of the date hereof and Client will promptly notify AAI of any changes in such information.

Client acknowledges that investment in futures contracts is speculative, involves a high degree of risk and is suitable only for persons who can assume risk of loss in excess of their margin deposit. Client understands that because of the low margin normally required in trading futures contracts, price changes may result in significant losses, which may substantially exceed Client’s investment and margin deposit. Client warrants that Client is willing and able, financially and otherwise, to assume the risks of futures trading, and in consideration of AAI carrying the account(s), Client agrees not to hold AAI responsible for losses incurred through following its trading recommendations or suggestions or those of its employees, agents or representatives. Client recognizes that guarantees of profit or freedom from loss are impossible in trading futures contracts, acknowledges that Client has received no such guarantees from AAI or from any of its representatives, and has not entered into this Agreement in consideration of or in reliance upon any such guarantees or similar representations.

2. GOVERNMENTAL, SELF REGULATORY, OR EXCHANGE RULES. All transactions under this Agreement shall be subject to the constitution, by-laws, rules, regulations, customs, usages, rulings and interpretations of the contract market, other applicable market (and its clearing organization, if any) or self regulatory organization and to all applicable Federal and state laws and regulations. AAI shall not be liable to Client as a result of any action taken by AAI or its agents to comply with any such construction, by-law, rule, regulation, interpretation, custom or statute. Client acknowledges that all transactions under this Agreement are subject to the aforementioned regulatory requirements and Client shall not thereby be given any independent, legal or contractual rights with respect to such requirements.

3. MARGINS. Client shall provide to and maintain with AAI margin in such amounts and in such forms as AAI, in its discretion, may from time to time determine. Such margin requirements established by AAI may exceed the margin required by an exchange. AAI may change margin requirements in its discretion, at any time, without prior notice. If AAI determines that additional margin is required, Client agrees to deposit with AAI such additional margin to meet all margin calls in such mode of transmission as AAI shall within its discretion designate, within a reasonable time and, in the absence of extraordinary circumstances, one hour shall be deemed a reasonable time. Notwithstanding any demand for additional margin, AAI may at any time proceed in accordance with paragraph 5 below and any failure to proceed shall not be deemed a waiver of any AAI rights. No previous margin shall establish any precedent. AAI’s failure, at any time, to call for a deposit of margin shall not constitute a waiver of AAI’s rights to do so thereafter, nor shall it create any liability of AAI to Client. AAI shall not be liable to Client for the loss of any margin deposits which is the direct or indirect result of the bankruptcy, insolvency, liquidation, receivership, custodianship, or assignment for the benefit of creditors of any bank, another clearing broker, exchange, clearing organization or similar entity.

4. TRANSFER OF FUNDS. All funds, securities, futures contracts, and other property of Client which AAI, its parent company or affiliates, may at any time be carrying for Client (either individually, jointly with others, or as a grantor of the account of any other person) or which may at any time be in its possession or control or carried on AAI’s books for any purpose, including safekeeping, and whether held pursuant to this agreement or for any other reason, are to be held by AAI as security and subject to a general lien and right of off-set for liabilities of Client to AAI, whether or not AAI made advances in connection with such securities, futures contracts, or other property, and irrespective of the number of accounts Client may have with AAI. AAI may, in its discretion, at any time and without notice to Client, apply or transfer any or all funds or other property of Client interchangeably between any of Client’s accounts for purposes of margin, reduction or satisfaction of any net debt balance, or any other reason which AAI deems appropriate. Within a reasonable time after such transfer, AAI will confirm the transfer in writing to Client.

5.  SECURITY AND LENDING. Client hereby grants to AAI the right to carry in its general loan and to pledge, replace, hypothecate, rehypothecate, invest or loan either separately or with the property of other clients to either itself as broker or to others, any securities or other property held by AAI on margin for the account(s) of Client or as collateral therefor, without notice to Client and without any obligation to pay to Client, or to account to Client for, any interest, income, or benefit that may be derived therefrom. AAI shall at no time be required to deliver to Client the identical property delivered to or purchased by AAI for any account of Client but only property of the same kind and amount. The rights of AAI set forth above shall be qualified by applicable requirements for the segregation of Client funds and property under the Commodity Exchange Act, as amended.

Should Client take delivery of commodities through futures contracts, including cash commodities as previously defined, AAI is obligated to make full payment for the delivery on 24 hours notice. If the balance in Client’s account is not adequate to pay for the delivery, the futures contracts, or evidence of ownership thereof, become property carried on margin in Client’s account since they are not fully paid by Client. By signing this Agreement, Client authorizes AAI to use the commodities, property, warehouse receipts or evidence of ownership thereof as collateral for a bank loan, the proceeds of which are used to pay for the futures contracts, or evidence of ownership thereof, until re-delivery of the futures contracts and/or payment in full by Client. This authorization shall apply to all accounts held by AAI for Client and shall remain in full force until all accounts are fully paid for by Client and notice of revocation is received by AAI at its principal place of business.

6.  LIQUIDATION OF ACCOUNTS. In the event AAI receives notice of Client’s (a) death or declaration of incompetency, (b) the filing of a petition in bankruptcy, or a petition for the appointment of a receiver, or the institution of any insolvency or similar proceeding by or against Client or its parent company, (c) the filing of an attachment against any of Client’s accounts carried by AAI, (d) insufficient margin, failure to deposit funds in a timely manner or maintain margin or any amount hereunder, or AAI’s determination that any collateral deposited to protect one or more accounts of Client is inadequate, regardless of current market quotations, to secure the account, or (e) any other circumstances or developments that AAI reasonably believes warrants action be taken for its protection, AAI is hereby authorized, but is not required, according to its judgment, and in its discretion, to take one or more or any portion of the following actions: (1) to satisfy any obligation Client may have to AAI, either directly or by way of guarantee or suretyship, out of any of Client’s funds or property in the custody or control of AAI, (2) to sell any or all futures contracts, commodities, or securities held or carried for Client or to purchase any or all futures contracts, commodities or securities held or carried as a short position for Client, and (3) to cancel any or all outstanding orders or contracts, or any other commitments made on behalf of Client. Any of the above actions may be taken without demand for margin or additional margin, without prior notice of sale, purchase or other notice or advertisement to Client, its successors, or assigns, and regardless of whether the ownership interests shall be solely Client s or held jointly with others. In liquidating Client’s long or short position AAI may, in its sole discretion, sell or purchase in the same contract month or initiate new long or short positions in order to establish a spread or straddle which in AAI’s judgment may be warranted or may accomplish such liquidation in an exchange for physical transaction on the Clients behalf, in AAI’s discretion, in connection with the prompt liquidation of Client’s account or any part thereof. Any sales or purchases hereunder may be made according to AAI’s judgment, and in its discretion, on any exchange or other markets where such business is then usually transacted, or at public auction or at private sale, and AAI may purchase the whole or any part thereof free from any right of redemption. It is understood that, in all cases, a prior demand or call, or prior notice of the time and place of a sale or purchase shall not be considered a waiver of AAI’s right to sell or buy without demand or notice as herein provided. Client shall at all times be liable for the payment of any debit balance upon demand by AAI, and in all cases, Client shall be liable for any deficiency remaining in Client’s account(s) in the event of the liquidation thereof, in whole or in part, by AAI or by Client. In the event the proceeds realized pursuant to this authorization are insufficient for the payment of all the liabilities of Client due to AAI, Client shall promptly pay, upon demand, the deficit and all unpaid liabilities, together with interest thereon and all costs of collection including reasonable attorney’s fees. In the event AAI incurs expenses, including legal fees with respect to any of the account(s) of Client, that in any way relate to this Agreement or AAI’s transactions with Client, Client agrees to be liable thereof.

7.  DELIVERY MONTH LIQUIDATION INSTRUCTIONS. Liquidating instructions on open positions maturing in a current delivery month must be given to AAI at least five (5) business days prior to the first notice day in the case of long positions and, in the case of short positions, at least five (5) business days prior to the last trading day. Client is prohibited from day trading beginning five (5) business days prior to the last trading day. Alternatively, sufficient funds to take delivery or the necessary delivery documents must be delivered to AAI within the same periods described above. If neither instructions, funds, nor documents are received, AAI may, without notice, either liquidate Client’s position or make or receive delivery on behalf of Client upon such terms and by such methods which AAI deems feasible. If at any time Client fails to deliver to AAI any property sold by AAI on Client’s behalf or fails to deliver property, securities or financial instruments in compliance with futures contracts, or AAI shall deem it necessary (whether by reason of the requirements of any exchange, clearing house or otherwise) to replace any securities, futures contracts, financial instruments, or other property heretofore delivered by AAI for the account of Client with other property of like or equivalent kind or amount, Client authorizes AAI in its judgment to borrow or to buy any property necessary to make delivery thereof or to replace any such property previously delivered and to deliver the same to such other party to whom delivery is to be made. AAI may subsequently repay any borrowing thereof with property purchased or otherwise acquired for the account of the Client. Client shall pay AAI for any cost, loss and damage from the foregoing (including consequential damages, penalties and fines) which AAI may be required to incur or which AAI may sustain from its inability to borrow or buy any such property.

8.  CHARGES. Client shall pay such brokerage and commission charges as AAI may from time to time charge, and all other costs and fees arising out of AAI providing services hereunder. AAI may change its commissions without notice to Client. Client agrees to be liable to AAI for interest on amounts due from Client to AAI at the then prevailing interest rate being charged by AAI or the maximum interest rate allowed by law, whichever is lower.

9.  STATEMENT AND CONFIRMATIONS. Confirmation of trade statements of the account, margin calls and other notices sent to Client shall be deemed correct and shall be conclusive and binding upon Client unless AAI is notified immediately upon receipt of confirmation by Client and Client objects in writing within five (5) days after transmittal to Client. Such written objection on Client’s part shall be directed to Futures Operations Manager, ABN AMRO Incorporated, 208 S. LaSalle St., Chicago, Illinois 60604, and shall be deemed received only if actually delivered by messenger or overnight carrier. Failure to do so shall be deemed ratification of all actions taken by AAI or AAI’s agents prior to such reports being furnished to Client. If Client has requested electronic delivery of statements and confirmations, Client agrees that absent an objection as described above, such confirmations and statements are conclusive and binding and AAI has no duty to verify your access to such documents.

10. COMMUNICATIONS. Reports, statements, notices and any other communications may be transmitted to Client or Client’s agent, at the address previously given, or to such other address as Client may from time to time designate in writing to AAI. All communications so sent, whether by mail, telegraph, facsimile, messenger or otherwise, shall be deemed delivered when deposited in the United States mail, or when received by a transmitting agent. Client shall be responsible for notifying AAI of a change in Client’s address. AAI shall not be responsible for Client’s failure to receive any written material from AAI if Client fails to give such notice.

11. COMMUNICATION DELAYS. AAI will not be responsible for delays in the transmission or execution of orders due to a breakdown or failure of transmission or communication facilities, or for any other cause beyond AAI’s reasonable control or anticipation.

12. CURRENCY FLUCTUATION RISK. Client shall bear all risk and cost in respect to the conversion of currencies incurred relative to transactions effected on behalf of Client pursuant hereto. All initial and subsequent deposits for margin purposes shall be made in the currency and in such amounts as AAI may, in its reasonable discretion, require. In no event shall AAI be required to effect or be responsible for the conversion of funds in anticipation of changes in prevailing rates of exchange.

With respect to all securities, futures contracts and other property purchased or sold for Client’s account(s), Client agrees to pay AAI upon demand: (a) any tax imposed on such transactions by any competent authority; (b) the amount of any trading losses in Client’s account(s); (c) any debit balance or deficiency remaining in Client’s account(s); and (d) interest on any debit balance remaining Client’s account(s) at the overnight rate customarily charged by AAI. In the event that AAI employs counsel or a collection agency to collect any debit balance which Client owes, Client shall be responsible for, without limitation, attorneys’ fees, court costs and any expenses incurred in effecting said collection.

In AAI’s discretion or as required by applicable law, rule or regulation, transactions in any contract may be netted or may instead be settled by delivery. Client shall be required to deposit cash or collateral in Client’s account(s) to assure due performance by Client of any open contractual commitments. By Client’s failure to perform, Client authorizes AAI, in its reasonable discretion, to take whatever steps necessary to ensure performance. Any loss, cost, expense that AAI may sustain shall be the full responsibility of Client.

13. TRADING RECOMMENDATIONS. Client acknowledges that (a) any market recommendations and information communicated to Client by AAI will not constitute an offer to sell or the solicitation of an offer to buy any commodity or futures contract; (b) such recommendation and information, although based upon information obtained from sources believed by AAI to be reliable, or such recommendations may be based solely on a broker’s opinion and that such information may be incomplete and may not be verified, and (c) AAI makes no representation, warranty or guarantee as to and shall not be responsible for the accuracy or completeness of any information or trading recommendation furnished to Client. Client acknowledges that AAI and/or its officers, directors, affiliates, stockholders or representatives may have a position in and may intend to buy or sell futures contracts which are the subject of market recommendations furnished to Client, and that the market position of AAI or any such officer, director, affiliate, stockholder or representative may or may not be consistent with the recommendations furnished to Client by AAI. Client further acknowledges that should Client grant trading authority or control over Client’s account to a third-party (“Trading Agent”), AAI shall in no way be responsible for reviewing Client’s choice of such Trading Agent nor make any recommendations with respect thereto unless AAI has entered into a separate agreement to the contrary. Client understands that AAI makes no warranties or representations concerning the Trading Agent, that AAI shall not be responsible for any loss to Client occasioned by the actions of the Trading Agent and that AAI does not, by implication or otherwise, endorse or approve of the operating methods of the Trading Agent. If Client gives Trading Agent authority to exercise any of its rights over its accounts, Client understands that Client does so at Client’s own risk.

14. TRADING LIMITATIONS. AAI may, in its reasonable discretion at any time, limit the number of positions which Client may maintain or acquire through AAI. Client agrees not to exceed, in the aggregate, the position limits established by the Commodity Futures Trading Commission or any contract market, whether acting alone or with others, whether at AAI or elsewhere, and to promptly advise AAI if Client is required to file any reports on positions.

15. OPTIONS TRADING. Client acknowledges that Client is fully responsible for taking action to exercise an option contract. AAI is not required to take any action with respect to an option contract, including, without limitation, any action to exercise a valuable option prior to its expiration date, except upon express instructions from Client. Client understands that exchanges and clearing houses have established exercise cut-off times for the tender of exercise instructions and that options will become worthless if instructions are not delivered before such expiration time. Client also understands that some exchanges or clearing houses will automatically exercise “in the money” options unless instructed otherwise. Client further understands that AAI has established exercise cut-off times which may be different from the times established by exchanges and clearing houses. Client understands that (a) all short option positions are subject to assignment at any time, including positions established on the same day that exercises are assigned, and (b) exercise assignment notices are allocated randomly from among all AAI’s clients’ short option positions which are subject to exercise.

16. NO WAIVER OR AMENDMENT. No provision of this Agreement may be waived or amended unless the waiver or amendment is in writing and signed by both Client and an authorized officer of AAI. No waiver or amendment of this Agreement may be implied from any course of dealing between the parties or from any failure by AAI or its agents to assert its rights under this Agreement. No oral agreements or instructions to the contrary shall be recognized or enforceable. This instrument and the attachments hereto embody the entire Agreement of the parties, superseding any and all prior written and oral agreements, and there are no other terms, conditions or obligations other than those contained herein.

17.  GOVERNING LAW. This Agreement and its enforcement shall be governed by the laws of the State of Illinois without regard to its choice of law principles. Claims arising under this Agreement by the Client must be brought within one (1) year from the date of the transaction or other event giving rise to the Client’s claim.

18.  BINDING EFFECT. This Agreement shall be continuous and shall cover, individually and collectively, all accounts of Client at any time opened or reopened with AAI, irrespective of any change or changes at any time in the personnel of AAI or its successors, assigns, or affiliates, for any cause whatsoever. This Agreement, including all authorizations, shall inure to the benefit of AAI and its affiliates, successors and assigns, whether by merger, consolidation or otherwise; and shall be binding upon Client and/or the estate, executor, trustees, administrators, legal representatives, successors and assigns of Client. Client hereby ratifies all transactions with AAI effected prior to the date of this Agreement, and agrees that the rights and obligations of Client in respect thereto shall be governed by the terms of this Agreement. In accordance with CFTC Regulations, AAI may assign the Client’s account(s) and this Agreement to another registered Futures Commission Merchant (“FCM”) by notifying the Client of the date and name of the intended assignee FCM. Unless Client objects to the assignment prior to the scheduled date for the assignment, the assignment will be binding on the Client. Client may not assign this Agreement without the AAI’s prior consent.

19.  TERMINATION. This Agreement shall continue in effect until termination and may be terminated by Client at any time provided Client has no open commodity positions and no liabilities held by or owed to AAI and only upon the actual receipt by AAI of written notice of termination, or at any time whatsoever by AAI upon notification to Client; provided, however, that such termination shall not affect any transactions previously entered into and shall not relieve either party of any obligations set out in this Agreement nor shall it relieve Client of any obligations arising out of any debit or credit balance or other obligation incurred prior to such termination.

20.  INDEMNIFICATION. Client agrees to indemnify and hold AAI, its affiliates, employees, agents, successors and assigns, harmless from and against any and all liabilities, losses, damages, costs and expenses, including reasonable attorney’s, incurred by AAI arising out of Client’s failure to fully and timely perform Client’s duties under this Agreement herein or should any of the representations and warranties fail to be true and correct. Client also agrees to pay promptly to AAI all damages, costs and expenses, including reasonable attorney’s fees, incurred by AAI in the enforcement of any of the provisions of this Agreement, or in any transaction effected by AAI on behalf of the Client, or in any action, claim or demand arising out of this Agreement and any other Agreements between AAI and Client. AAI shall only be liable for conduct of its employees which constitutes gross negligence or willful misconduct.

21.  RECORDING. Client understands that AAI, in its discretion, may record on tape or otherwise, any telephone conversation between AAI and Client, al though AAI assumes no responsibility to do such or to retain such recordings. Client hereby agrees and consents to such recording and waives any right Client may have to object to the admissibility into evidence of such recording in any legal proceeding between Client and AAI or in any other proceeding to which AAI is a party or in which AAI’s records are subpoenaed.

22.  REPRESENTATIONS OF AAI. AAI, including all of its divisions, is not a bank. AAI is a separately incorporated, wholly-owned, non-bank subsidiary of ABN AMRO Capital Markets Holding, Inc. which is wholly owned by ABN AMRO Bank N.V. AAI is solely responsible for its contractual obligations and commitments. Securities sold, offered or recommended by AAI and deposits made with AAI, are not insured by the Federal Deposit Insurance Corporation and are not guaranteed or endorsed by, or an obligation or responsibility of, ABN AMRO Bank N.V. or any other affiliated banks or thrift institutions.

23.  TERMS AND HEADINGS. The term “AAI” shall be deemed to include ABN AMRO Incorporated, its successors or assigns and affiliates; the term “Client” shall mean the party or parties executing this Agreement. The paragraph headings in this Agreement are inserted for convenience of reference only and are not intended to limit the applicability or affect the meaning of any of its provisions.

24.  PARTIAL ENFORCEABILITY. If any provisions herein is or should become inconsistent with applicable law, rule or regulation, such provision shall be deemed to be rescinded or modified in accordance with such law, rule or regulation. The remainder of this Agreement shall continue and remain in full force and effect.

25.  CONSENT TO JURISDICTION AND VENUE. Except as provided in the Arbitration Agreement, if applicable, Client, in order to induce AAI to accept this Agreement, hereby agrees to the following: (a) any judicial or administrative action or proceeding arising directly or indirectly hereunder or in connection with the transactions contemplated hereby, whether brought by Client or AAI, shall be held within Cook County of the State of Illinois. Client consents and submits to, and waives any and all objections Client may have to such venue. Further, Client agrees to waive and forgo any right Client may have to transfer or change the venue of any action or proceeding encompassed hereby; and (b) Client consents and submits to the jurisdiction of any local, state or federal court located within Cook County of the State of Illinois in any action or proceeding arising directly or indirectly hereunder or in connection with any transaction contemplated hereby, whether brought by Client or AAI.

26.  EXTRAORDINARY EVENTS. AAI will not be responsible for any losses to Client’s account(s) whether caused directly or indirectly by government restrictions, exchange or market rulings, exchange or clearing house failure, supervision of trading, wars, strikes, delays in the transmission or orders due to a breakdown or failure of transmission or communication facilities, systemic or software failure, or to any other cause or causes beyond its reasonable control or anticipation.

Client has read this Agreement, understands that it is contractual and agrees to be bound by its terms.

SIGNATURES

INDIVIDUAL ACCOUNT/SOLE PROPRIETORSHIP

Signature:
Print Name:
Date:

JOINT ACCOUNT

     In addition, each of the undersigned (“Clients”) hereby agree to be jointly and severally liable on all accounts created by AAI pursuant to this Agreement. This account shall be a joint with rights of survivorship unless Clients otherwise notify AAI in writing. Clients represent, warrant and agree that:

     (1) Any one of the Clients shall have full authority (i) to give any instructions with respect to the account(s), including but not limited to instructions with respect to buying or selling or withdrawals of excess funds; (ii) to receive any demands, notices, confirmations, reports, statements, and other communications of any kind; and (iii) generally deal with AAI in connection herewith fully and completely; and

     (2) AAI shall be under no duty or obligations to inquire into the purpose or propriety of any instruction given and shall be under no obligation to see that application of any funds delivered by Clients in respect of the account(s).

     (3) This account shall be an account held in joint tenancy with rights of survivorship unless Client notifies AAI otherwise in writing.

Signature:
Print Name:
Date:
Signature:
Print Name:
Date:
Signature:
Print Name:
Date:
(Attach additional signature blanks if necessary)

TRUST ACCOUNT

The undersigned Trustee warrants and represents that:

     (1) The Trust is a duly formed and existing trust under the laws of the state of its formation and the party(ies) designated as trustee(s) thereof on the Account Application constitute(s) all of the (the only) proper trustee(s) thereof;

     (2) Trading in futures contracts is a proper purpose of the Trust, and it is within the Trust’s power and such activity will in no manner contravene the provisions of the Trust Agreement, any statutes, rules or regulations, judgments, orders or decrees or agreements to which the Trust is bound or subject;

     (3) Person(s) designated in the Account Application as having authority to act on behalf of the Trust, shall be duly authorized to execute this Client Agreement and all related documents on behalf of the Trust and to act for the Trust in all matters regarding the Trust’s account(s). AAI may at all times rely on the fact of such authority without any duty to investigate either the authenticity or extent thereof; and

     (4) All of the information contained on the Account Application is true, correct and complete as of the date hereof and the Trustee shall promptly notify AAI of any changes therein.

     (5) The Trustee, or other person authorized to act on behalf of the Trust or Plan, agrees to indemnify and hold harmless AAI, its affiliates, agents, employees, successors and assigns, from and against any and all liabilities, losses, damages, costs, and expenses, including reasonable attorneys fees, incurred by AAI arising out of the actions of Trustee with respect to the Trust or Plan.

/s/ Theresa D. Livesey
Signature:
Theresa D. Livesey Chief Financial Officer Campbell & Company, Inc., Managing Operator
Print Name:
9/15/98
Date:

(Please attach copy of applicable authorization agreement and/or Trust/Plan document.)

(Attach additional signature blanks if necessary.)

Attach Declaration of Trust and Trust Agreement.

CORPORATE ACCOUNT

Client represents and warrants that:

     (1)  Client is a corporation duly organized and in good standing under the laws of the state of its incorporation and every state in which it does business;
     (2)  Trading in futures contracts is within the power of Client and such activity will in no manner contravene the provisions of any corporate resolutions, by-laws, statutes, rules or regulations, judgments, orders or decrees or agreements to which Client is bound or subject;
     (3)  Actions of each authorized person to act for Client shall have been authorized by all necessary or appropriate corporate action, each such person has full authority to execute this Client Agreement and all related documents on behalf of Client and to act for Client in all matters regarding Client’s account(s) and AAI may at all times rely on the fact of such authority without any duty to investigate into either the authenticity or extent thereof; and,
     (4)  Client shall confirm the matters contained herein by supplying AAI with an executed copy of resolutions of the board of directors of Client in a form prescribed by AAI.
     (5)  The Corporation (please check one):

has not and will not solicit or accept funds from any person or entity for speculating or trading in commodity futures contracts or options on commodity futures contracts.
is a brokerage firm and is properly registered with the appropriate regulatory authority.

Signature:
Print Name and Title:
Date:
Name of Corporation:

CORPORATE RESOLUTION

The Undersigned, Secretary of                                                                               a corporation duly organized and validly existing under the laws of                                                                          , hereby certifies to ABN AMRO Incorporated that at a meeting of the Board of Directors of this Corporation, duly held on the                day of                        , 19     , at which a quorum was present and acting throughout, the following Resolutions were duly adopted and are still in full force and effect without amendment or modification:

Resolved:
(a) That the specific officers designated in section (b) are hereby authorized for and on behalf of this Corporation to establish and maintain one or more accounts with ABN AMRO Incorporated for the purpose of purchasing, investing in, or otherwise acquiring, selling (including short sales), possessing, transferring, exchanging, pledging of or realizing upon, and generally dealing in and with any and all forms of commodities, specifically including, but not limited to, United States Treasury securities, foreign currencies, precious metals, in cash, forward and futures transactions.

Such officers have been duly elected or appointed and are hereby empowered to authorize persons to act on behalf of this Corporation in the trading of the hereinabove described instruments to the full extent authorized above and to execute any and all contracts, agreements, acknowledgments, documents and instruments and take all such actions as may be necessary or appropriate in order to give full effect to this Resolution.

(b) AAI may deal with any and all of the officers listed below with their stated titles as though they were dealing with this Corporation directly.

Name:

Title:

Name:

Title:

Name:

Title:
(if additional space is required, attach a separate sheet)

(c) ABN AMRO Incorporated may conclusively rely upon any certification given in accordance with these resolutions until it receives written notice of a change in any of the information recited therein.

I certify that each of the above officers have been duly elected or appointed and that each officer is now legally holding the office set opposite his/her name. Further, in the event of any change in the office or powers of persons hereby authorized, I shall promptly certify such change in writing to ABN AMRO Incorporated. Such notification, when received, shall be adequate both to terminate and substitute authorization of the officers so listed.

I certify that the foregoing resolution is authorized by the Charter and By-Laws of this Corporation, that no limitation has been otherwise imposed upon such authority, and that I have been duly authorized to make this certification on behalf of this Corporation.

Secretary:
Print Name:
Date:

(PLEASE ATTACH AUTHORIZED TRADERS LIST.)

PARTNERSHIP ACCOUNT (GENERAL OR LIMITED)

The undersigned, constituting all the general partners in a general or limited partnership known as:

(the “Partnership”), hereby represent, agree and consent as follows:

     (1)  The partnership is a duly organized, validly existing partnership under the laws of the state(s) in which it was formed and in which it does business;

     (2)  The managing general partner(s) or officers of the partnership, as identified on the Account Application, has the authority to buy, sell and trade in futures contracts and to borrow money for such purposes in said account(s) in accordance with the terms and conditions of this Agreement and related documents. AAI may conclusively presume that all actions taken, and instructions given, by the said managing general partner(s) or officers have been properly taken or given pursuant to the authority vested in said managing general partner(s) by all of the partners of the partnership. AAI is authorized to follow the instructions of the said managing general partner(s) in every respect concerning said account(s), and to make payment of monies as he (they) may order and direct and send him (them) all reports, confirmations, statements and notices relating to the account(s); provided, however, that no payments shall be made by AAI except in the name of the partnership. The managing general partner(s) is (are) authorized to execute and deliver on behalf of the partnership and its members any agreements AAI may require, and to act for the partnership and its members in every respect concerning said account(s) and to do all other things necessary or incidental to the conduct of said account(s), including the designation of any attorney-in-fact, all as fully and completely as if he (they) alone were interested in said account(s). If new partners are admitted to the partnership, Clients shall cause such new members to adopt and be bound by this Agreement and related documents.

     (3)  The Partnership (Please Check)

is a Commodity Pool, and is properly registered with the appropriate regulatory authority (include applicable pool documents);

is not a Commodity Pool, and appropriate exemptive letter is attached;

consists only of family members

is a partnership organized for a business purpose other than trading futures contracts on futures contracts and has attached audited financials and/or an annual report.

     (4)  The Partnership and its general partners are in compliance with, and shall remain in compliance with, all laws and regulations applicable to their activities, including, but not limited to, the Commodity Exchange Act, as amended, and the rules and regulations promulgated thereunder and shall not accept any additional partners without notification to AAI.

Signature:
Print Name:
Date:
Signature:
Print Name:
Date:
(Attach additional signature blanks if necessary

A copy of the current Partnership Agreement and a complete list of all partners, general and limited, and authorized traders list must accompany this Agreement.

ARBITRATION AGREEMENT

You may voluntarily agree to submit your disputes with ABN AMRO Incorporated (“AAI”) to arbitration. If you sign this Arbitration Agreement, you will have agreed to submit all future disputes with AAI, its employees, agents and assignees to arbitration if such disputes arise out of or relate to your account.

If you sign this Arbitration Agreement and a dispute arises you will have a choice of at least two qualified arbitration forums. You will be provided with a list of such forums when you notify AAI that you intend to submit a dispute to arbitration or when AAI notifies you that AAI intends to submit a dispute to arbitration.

If a dispute is submitted to arbitration, your will have the right to have the dispute heard by a mixed panel. A mixed panel is composed of one or more arbitrators where the single arbitrator or a majority of the arbitrators are not associated with any contract market, the members of any contract market, or the employees of members of any contract market. If the dispute is heard by a registered futures association, a mixed panel will be composed of a majority of arbitrators who are not associated with the registered futures association, its members or the employees of its members.

If you choose to have a dispute heard by a mixed panel, AAI will pay any incremental fees which may be assessed by the arbitration forum for providing a mixed panel, except that you may be required to pay such fees if the arbitrators in the proceeding decide that you acted in bad faith initiating or conducting the proceeding.

Three forums exist for the resolution of commodity disputes: Civil court litigation; reparations at the Commodity Futures Trading Commission (CFTC); and arbitration conducted by a self-regulatory or other private organization.

The CFTC recognizes that the opportunity to settle disputes by arbitration may in some cases provide many benefits to customers, including the ability to obtain an expeditious and final resolution of disputes without incurring substantial costs. The CFTC requires, however, that each customer individually examine the relative merits of arbitration and that your consent to the arbitration agreement be voluntary.

By signing this agreement, you: (1) may be waiving your right to sue in a court of law; and (2) are agreeing to be bound by arbitration of any claims or counterclaims which you or AAI may submit to arbitration under this agreement. You are not, however, waiving your right to elect instead to petition the CFTC to institute reparations proceedings under Section 14 of the Commodity Exchange Act with respect to any dispute which may be arbitrated pursuant to this Agreement. In the event a dispute arises, you will be notified if AAI intends to submit the dispute to arbitration. If you believe a violation of the Commodity Exchange Act is involved and if you prefer to request a Section 14 “Reparations” proceeding before the CFTC, you have 45 days from the date of such notice in which to make that election.

You need not sign this Agreement to open an account with AAI. See 17 CFR 180.1-180.5.

Signature:	/s/ Theresa D. Livesey
Signature:	THERESA D. LIVESEY
Print Name:	CHIEF FINANCIAL OFFICER
CAMPBELL & COMPANY, INC., Managing Operator
Dates:	9/15/98

TAXPAYER IDENTIFICATION FORM

BACKUP WITHHOLDING AND TRANSACTIONS REPORTING REQUIREMENTS COMBINED W-9, W-8, AND 1099-B CERTIFICATIONS

Unless you complete EITHER the W-9 or the W-8 Section, i.e. you fail to furnish us with the correct taxpayer identification number or an exemption certificate as a “Foreign Person”, AAI, must generally withhold 20% of withdrawals and payments from your account. If this account is exempt from REPORTING on Form 1099-B, complete 1099-B section.

W-9 Section	Part I — For United States Citizens, Legal Entities or Residents, provide Taxpayer Identification Number. For most individual taxpayers the taxpayer identification number is the social security number. Notice: For individual, joint custodian and sole proprietorship the social security number is to be used.

 Social Security No.

Or

 Employee Identification No.

	94-6260018	Part II — Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code. Check here ☑

1099-B	CERTIFICATE OF EXEMPTION FROM REPORTING OF SECURITIES AND COMMODITIES TRANSACTIONS

Please complete this section if this account is exempt from the Internal Revenue Service regulations which requires that AAI report the account’s Commodity and Security transactions on Form 1099-B.

Check category under which exemption is claimed (Foreign persons — complete W-8 below)
	☐ Corporation, Domestic ☐ Corporation, Foreign ☐ Tax Exempt Entity, Section 501(a) ☐ Foreign Pension, (see W-8 section below) ☐ Individual Retirement Plan	☐ Trusts taxed as Corporations ☐ Bank Common Trust ☐ Entity registered under Investment Company Act of 1940 ☐ Real Estate Investment Trust ☐ Other

W-8 Section	CHECK HERE ☐ IF THIS IS THE ACCOUNT OF AN EXEMPT FOREIGN PERSON MEETING EACH OF THE FOLLOWING REQUIREMENTS:

1. You are neither a citizen nor a resident of the United States
2. You have not been nor plan to be in the U.S. for a period aggregating 183 or more days during the calendar year, and
3. You do not expect to engage in trade or business in the United States with respect to which any gain derived from transactions effected by the broker during that calendar year is effectively connected.

If your mailing address is within the United States, please provide your non-U.S. address below:

Street
City
Country

Certification	Under the penalties of perjury, I certify that the information provided on this form is true, correct, and complete for Sections W-9 or W-8 and 1099-B (if applicable).
	Customer’s Signature /s/ Theresa D. Livesey	Date 9/15/98

HEDGE ACCOUNT AGREEMENT AND CLIENT INSTRUCTIONS

Unless specified in writing to the contrary, all orders for the purchase or sale of futures contracts on Client’s behalf will represent bona fide hedging transactions and positions as described in Section 4(a) of the Commodity Exchange Act as amended and Regulation 1.3 (z) promulgated thereunder.

Client agrees that all transactions and positions executed or carried in this account will be consistent with these provisions as presently construed or as amended from time to time. It is agreed that positions carried in the account will be strictly for hedge purposes, and not for speculation, and that a separate account must be used to accommodate non-hedge trades. It is further agreed that ABN AMRO Incorporated (“AAI”) will rely on the representation that all trades made in this account are bona fide hedges and that it shall have no obligation to inquire into or verify the nature of such trades or incur any liability if, in fact, they may not be such.

In the event of AAI’s insolvency, open futures contracts held in Client’s account should be handled in the following manner.

I prefer, in the event of insolvency, that the bankruptcy trustee:

     ______ liquidate           ______ not liquidate
open futures positions in my hedge account without seeking further instructions.

SPECIFY COMMODITIES TO BE HEDGED:

Signature:
Print Name:
Date:
Signature:
Print Name:
Date:

AUTHORIZATION TO TRANSFER CLIENT FUNDS

Until further notice in writing is received by ABN AMRO Incorporated (“AAI”), AAI is authorized, at any time, without prior notice to client, to transfer funds, securities, or other property to, between or among any accounts that the Client has an interest in, which in AAI’s judgement may be necessary for margin or to satisfy or reduce any deficit or debit balance in any such account. Within a reasonable time after such transfer, AAI will confirm the transfer in writing to Client. This authorization shall also inure to the benefit of AAI’s successors and assigns, whether by merger, consolidation or otherwise.

Signature:
Print Name:
Date:
Signature:
Print Name:
Date:

LIMITED TRADING AUTHORIZATION

The undersigned (“Client”) hereby authorizes

Campbell & Company, Inc.

Name

210 W. Pennsylvania Ave #770

Address

Baltimore, MD 21204

as the agent and attorney in fact (“Agent”) of Client in connection with the purchase and sale of cash commodities (including financial instruments), options on cash commodities, commodity futures contracts, options on futures contracts and forward or leverage contracts and any similar instruments which may be purchased or sold by or through ABN AMRO Incorporated (“AAI”) on margin or otherwise in connection with Client's account(s) in accordance with the terms and conditions of the Client Agreement. Client will indemnify and hold AAI harmless from any and all losses resulting therefrom or debit balance due thereon which may occur in Client’s account(s).

In all purchases and sales, AAI is authorized to follow the instructions of said Agent in every respect concerning Client’s account(s); and said Agent is authorized to act for Client and on Client’s behalf in the same manner and with the same force and effect as Client might or could do with respect to such purchases and sales, as well as with respect to all other things incidental to such transactions.

This authorization and indemnification (i) is in addition to and in no way limits or restricts any rights AAI may have under the Client Agreement; (ii) is a continuing one and shall remain in full force and effect until revoked by Client by a written notice received by AAI, but such revocation shall not affect any liability in any way resulting from transactions initiated prior to such revocation; and (iii) shall inure to the benefit of AAI, its successors and assigns, and shall be binding upon Client and Client’s successors and assigns.

Since the risk factor is high in futures trading, only genuine “risk” funds should be used in such trading. A client who does not have extra capital they can afford to lose should not trade in the futures market. No “safe” trading system has ever been devised, and no one can guarantee to limit the extent of loss.

Client acknowledges that Client has carefully examined the provisions of the trading authorization by which Client has given trading authority or control over Client’s Account to the Agent and understands fully the obligations and risks assumed by executing this document. Client understands that AAI is in no way responsible for any loss to Client occasioned by the Agent and that AAI does not, by implication or otherwise, endorse the operating methods of the Agent. Client further understands that the Chicago Board of Trade and the Chicago Mercantile Exchange and all other exchanges have no jurisdiction over a non-member who is not employed by one of their members and that if Client grants such an individual or organization authority to exercise any of its rights over the account(s), Client does so at its own risk.

APS Disclosure Statement: Your agent may wish to use the Average Price System (APS) for contracts traded on certain exchanges. APS will enable a clearing member of the exchange to confirm to customers an average price when multiple prices are received on an order or series of orders for the same accounts. For example, if an order transmitted by an account manager on behalf of several customers is executed at more than one price, those prices may averaged and the average may be confirmed to each customer. Customers will have the choice of participating in APS.

An APS order may be used for futures, options or combinations transactions. An APS order for futures must be for the same commodity and month, and for options, it must be for the same commodity, month, put/call and strike. APS computes the average by multiplying the price by quantity executed at each price divided by the total quantity. An APS indicator will appear on the confirmation and monthly statement. This indicator will notify the customer that the confirmed price represents an average price or rounded average price. The average price is not the actual execution price and APS will calculate the same price for all customers that participate in the order.

A bunched APS order (an order that represents more than one customer account) executed at a particular time of day could be averaged with a bunched APS order executed at a later time provided that each of the bunched orders is for the same accounts. Market orders and limited orders partially executed provided that each bunched order is for the same group of accounts. To illustrate, suppose that at 10:00 a.m., your agent transmits a bunched order for a group of accounts to buy 100 APS DEC S&P 500 futures at a limit price of 376.00; of these, 50 are a executed at 376.00 and the balance are not filled. Later, at 12:00 p.m., the same agent transmits a bunched order to buy 100 APS DEC S&P 500 at a price of 375.00; again, 50 are executed at 375.00 and the balance are not filled. Because, in this example, both orders are part of a series for the same group of accounts, the prices on the two orders illustrated above will be averaged. Also, because the order was for more than one account, the agent in this example must rely on pre-existing allocation procedures to determine the proportions in which each account will share in the partial fill.

Signature: /s/ Theresa D. Livesey

Print Name: THERESA D. LIVESEY

CHIEF FINANCIAL OFFICER

CAMPBELL & COMPANY, INC., MANAGING OPERATOR

Date:

Signature:

Print Name:

Date:

Attach copy of acknowledgment of receipt of Commodity Trading Advisor’s current Disclosure Document or applicable exemption letter.

ACKNOWLEDGMENT BY CLIENT(S) OF INTRODUCING BROKERS

If the account of the undersigned is introduced to ABN AMRO Incorporated (“AAI”) by another broker and AAI is carrying it on their books on a “fully disclosed basis”, it is understood that AAI is employed to perform certain bookkeeping and operational functions with regard to the undersigned’s account. This means that AAI is responsible for executing and confirming transactions effected for the undersigned’s account, segregating funds in accordance with the rules and regulations promulgated by the Commodity Futures Trading Commission, and margining the undersigned’s account as well as mailing statements and reports of all transactions to the undersigned. AAI is not the parent company of your brokerage firm nor is your firm empowered to act as agent on AAI’s behalf. The broker and the firm introducing the account of the undersigned to AAI are responsible for any advice given to the undersigned, for entering orders for the undersigned account and risk, for supervising their sales practices, and for collecting funds on behalf of AAI by means of checks payable to AAI’s order only.

THE UNDERSIGNED AGREES TO INDEMNIFY AAI AND HOLD AAI HARMLESS FROM ALL CLAIMS, DAMAGES OR LIABILITY WITH RESPECT TO THE UNDERSIGNED’S ACCOUNTS ARISING FROM THE CONDUCT OF THE BROKER OR THE FIRM INTRODUCING THE UNDERSIGNED’S ACCOUNT TO AAI.

Name of Introducing Brokerage firm:
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CROSS TRADE CONSENT AGREEMENT

This consent is provided in accordance with exchange rules regarding cross trade procedures and the execution of trades in which the floor broker or ABN AMRO Incorporated (“AAI”) may be directly or indirectly involved as a principal to the transaction on any exchange that, from time to time, adopts rules requiring client consent for these transactions.

Client hereby authorizes AAI, its directors, officers, employees or agents and any floor broker acting on its behalf in any transaction for Client, without prior notice, to take the opposite side of Client’s transaction, provided, it is executed in accordance with applicable exchange and Federal rules and regulations.

Signature:
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SUBORDINATION AGREEMENT

Funds of customers trading on United States contract markets may be held in accounts denominated in a foreign currency with depositories located outside the United States or its territories if the customer is domiciled in a foreign country or if the funds are held in connection with contracts priced and settled in a foreign currency. Such accounts are subject to the risk that events could occur which would hinder or prevent the availability of these funds for distribution to customers. Such accounts also may be subject to foreign currency exchange rate risks.

By signing the accompanying acknowledgement, the customer authorized the deposit of funds into such foreign depositories. For customers domiciled in the United States, this authorization permits the holding of funds in regulated accounts offshore only if such funds are used to margin, guarantee, or secure positions in such contracts or accrue as a result of such positions.

In order to avoid the possible dilution of other customer funds, a customer who has funds held outside the United States must further agree that his or her claims based on such funds will be subordinated as described below in the unlikely event both of the following conditions are met: (1) the customer’s futures commission merchant is placed in receivership or bankruptcy, and (2) there are insufficient funds available for distribution denominated in the foreign currency as to which the customer has a claim to satisfy all claims against those funds.

By signing the accompanying acknowledgement, the customer agrees that if both the conditions listed above occur, the customer’s claim against the futures commission merchant’s assets attributable to funds held overseas in a particular foreign currency may be satisfied out of segregated customer funds held in accounts denominated in dollars or other foreign currencies only after each customer whose funds are held in dollars or in such other foreign currencies receives its pro-rata portion of such funds. It is further agreed that in no event may a customer whose funds are held overseas receive more than its pro-rata share of the aggregate pool consisting of funds held in dollars, funds held in the particular foreign currency, and non-segragated assets of the futures commission merchant.

ACKNOWLEDGMENT

I HEREBY ACKNOWLEDGE THAT I HAVE RECEIVED A COPY OF THIS DISCLOSURE STATEMENT AND THAT I HAVE READ AND UNDERSTAND ALL THE INFORMATION CONTAINED HEREIN.

9/15/98	/s/ Theresa D. Livesey

Date	Signature

THERESA D. LIVESEY CHIEF FINANCIAL OFFICER CAMPBELL & COMPANY, INC., Managing Operator

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Date	Signature

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ACKNOWLEDGMENT OF RECEIPT OF RISK DISCLOSURES FOR ELECTRONIC TRADING

By initialing the box next to the description of the risk disclosure statement below, Client acknowledges the receipt of each and that Client has reached each of them and understood their contents;

GLOBEX Customer Information and Risk Disclosure Statement
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NYMEX Customer Information and Risk Disclosure Statement
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PROJECT A Customer Information and Risk Disclosure Statement
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Signature:	Signature:
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AUTHORIZATION TO RECEIVE STATEMENTS ELECTRONICALLY

I hereby request that I receive my daily confirmations and purchase-and-sale statements by fax transmission and that you do not mail such statements in hard copy form to me.

I understand that these are the statements and confirmations referred to in this Agreement. I further understand that the statements and confirmations will be transmitted to the facsimile number on my Account Application unless alternate instructions are provided and that this request is revocable by written notice to AAI Futures Operations Department only.

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